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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                  ------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1993

               Date of Report (Date of Earliest Event Reported):

                                  JULY 28, 1998


                         COMMISSION FILE NUMBER 0-26304


                         SUNSTONE HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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                                    MARYLAND
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                   0-26304                                     52-1891908
            (Commission File No.)                           (I.R.S. Employer
                                                           Identification No.)


           115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA 92672
              (Address of Principal Executive Offices) (Zip Code)


                                 (714) 361-3900
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On July 28, 1998, Sunstone Hotel Investors, Inc. announced its financial results for the quarter ended June 30, 1998.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

                     99.1 Press Release dated July 28, 1998.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 1998                               SUNSTONE HOTEL INVESTORS, INC.


                                                  /s/ ROBERT A. ALTER
                                                  ------------------------------
                                                      Robert A. Alter, President



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1            Press Release dated July 28, 1998